As filed with the Securities and Exchange Commission on June 25, 1998
                                                Registration No. 333-___________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                        SANCHEZ COMPUTER ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)
                 PENNSYLVANIA                                   23-2161560
        (State or other jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                      Identification No.)

           40 VALLEY STREAM PARKWAY
             MALVERN, PENNSYLVANIA                                 19335
   (Address of principal executive offices)                     (Zip Code)
                             -----------------------

         SANCHEZ COMPUTER ASSOCIATES, INC. EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)
                             -----------------------


                               JOSEPH F. WATERMAN
                             CHIEF FINANCIAL OFFICER
                        SANCHEZ COMPUTER ASSOCIATES, INC.
                            40 VALLEY STREAM PARKWAY
                           MALVERN, PENNSYLVANIA 19335
                     (Name and address of agent for service)

                                 (610) 296-8877
          (Telephone number, including area code, of agent for service)
                             -----------------------

                         CALCULATION OF REGISTRATION FEE


                                         PROPOSED       PROPOSED
      TITLE OF                            MAXIMUM        MAXIMUM
     SECURITIES          AMOUNT          OFFERING       AGGREGATE     AMOUNT OF
        TO BE            TO BE             PRICE        OFFERING    REGISTRATION
     REGISTERED      REGISTERED(1)(2)  PER SHARE(3)(4)  PRICE(3)(4)     FEE(4)
-------------------- ----------------- ---------------- ------------ -----------
Common Stock, no      300,000 SHARES        $15.62      $4,686,000      $1,383
par value per share
==================== ================= ================ ============ ===========

(1) THE SECURITIES TO BE REGISTERED INCLUDE AN AGGREGATE OF 300,000 SHARES RESERVED FOR ISSUANCE UNDER THE SANCHEZ COMPUTER ASSOCIATES, INC. EMPLOYEE STOCK PURCHASE PLAN (THE "PLAN").
(2) PURSUANT TO RULE 416, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT ALSO COVERS SUCH ADDITIONAL SHARES AS MAY HEREINAFTER BE OFFERED OR ISSUED TO PREVENT DILUTION RESULTING FROM STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS OR CERTAIN OTHER CAPITAL ADJUSTMENTS.
(3)      ESTIMATED SOLELY FOR PURPOSE OF CALCULATING THE REGISTRATION FEE.
(4) CALCULATED PURSUANT TO RULE 457(C) AND 457(H). ACCORDINGLY, THE PRICE PER SHARE OF COMMON STOCK OFFERED HEREUNDER PURSUANT TO THE PLAN IS CALCULATED TO BE $15.62, WHICH IS 85% OF THE AVERAGE OF THE HIGHEST AND LOWEST PRICE PER SHARE OF COMMON STOCK ON THE NASDAQ NATIONAL MARKET ON JUNE 22, 1998.

                                     PART I

         Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to Plan participants as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     Sanchez Computer Associates, Inc. (the "Company") hereby incorporates by reference in this Registration Statement the following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission"):

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed with the Commission on March 30, 1998.

         (b) The Company's Current Report on Form 8-K dated February 5, 1998, as amended on Form 8-K/A filed with the Commission on April 20, 1998.

         (c) The Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 filed with the Commission on May 14, 1998.

         (d) The description of the Company's shares of Common Stock contained in the Registration Statement on Form 8-A filed with the Commissioner on November 8, 1996, registering the Common Stock under the Exchange Act.

         All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Registration Statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities remaining unsold at the time of such amendment.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Articles and By-laws require the Company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding by reason of the fact that he is or was a director or officer of the Company or any other person designated by the Board of Directors (which may included any person serving at the request of the Company as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise), in each case, against certain liabilities (including, damages, judgments, amounts paid in settlement, fines, penalties and expenses (including attorneys' fees and disbursements)), except where such indemnification is expressly prohibited by applicable law, where such person has engaged in willful misconduct or recklessness or where such indemnification has been determined to be unlawful. Such indemnification as to expenses is mandatory to the extent the individual is successful on the merits of the matter. Pennsylvania law permits the Company to provide similar indemnification to employees and agents who are not directors or officers. The determination of whether an individual meets the applicable standard of conduct may be made by the disinterested directors, independent legal counsel or the stockholders. Pennsylvania law also permits indemnification in connection with a proceeding brought by or in the right of the Company to procure a judgment in its favor. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. The Company maintains a directors and officers liability insurance policy which insures directors and officers of the Company in certain circumstances.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         None.

ITEM 8.  EXHIBITS.

         (a)      Exhibits.

                  The   following   documents  are  filed  as  a  part  of  this
Registration Statement.

         4.1      Specimen certificate representing the common stock (1)
                  (Exhibit 4.1)

         4.2      Sanchez Computer Associates, Inc. Employee Stock Purchase Plan

         5.1      Opinion of Jenkens & Gilchrist, a Professional Corporation

         23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in opinion filed as Exhibit 5.1 hereto)

         23.2     Consent of Coopers & Lybrand L.L.P.

         24.1 Power of Attorney (included with signature page of this Registration Statement)
----------------

(1) Filed on November 6, 1996 as the exhibit designated in parentheses to Amendment No. 1 to the Company's Registration Statement on Form S-1
        (No. 333-12863), incorporated herein by reference.


ITEM 9.  UNDERTAKINGS.

         (a)      The Company hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)  To include  any prospectus  required by  section
10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the
Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii)  To  include  any  material   information  with
respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the 1934 Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Malvern, Pennsylvania, on June 25, 1998:

                                               SANCHEZ COMPUTER ASSOCIATES, INC.


                                               By:  /s/ Joseph F. Waterman
                                                  ------------------------------
                                                    Joseph F. Waterman
                                                    Chief Financial Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Frank R. Sanchez and Joseph F. Waterman, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                CAPACITY                                    DATE
---------                --------                                    ----

/s/Michael A. Sanchez    Chairman of the Board of Directors        June 25, 1998
---------------------
Michael A. Sanchez


/s/Frank R. Sanchez      President, Chief Operating Officer        June 25, 1998
---------------------
Frank R. Sanchez         and Director


/s/Ronald J. Zlatoper    Chief Executive Officer and Director      June 25, 1998
---------------------
Ronald J. Zlatoper       (Principal Executive Officer)


/s/Joseph F. Waterman    Senior Vice President and Chief           June 25, 1998
---------------------
Joseph F. Waterman       Financial Officer (Principal Financial
                         and Accounting Officer)


/s/Warren V. Musser      Director                                  June 25, 1998
---------------------
Warren V. Musser


/s/Lawrence Chimerine    Director                                  June 25, 1998
---------------------
Lawrence Chimerine


/s/Kailash C. Khanna     Director                                  June 25, 1998
---------------------
Kailash C. Khanna

/s/John D. Loewenberg    Director                                  June 25, 1998
---------------------
John D. Loewenberg


/s/Ira M. Lubert         Director                                  June 25, 1998
---------------------
Ira M. Lubert


/s/Thomas C. Lynch       Director                                  June 25, 1998
---------------------
Thomas C. Lynch

                                INDEX TO EXHIBITS

         Exhibit           Description of Exhibit
         -------           ----------------------

         4.1      Specimen certificate representing the common stock (1)
                  (Exhibit 4.1)

         4.2      Sanchez Computer Associates, Inc. Employee Stock Purchase Plan

         5.1      Opinion of Jenkens & Gilchrist, a Professional Corporation

         23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in opinion filed as Exhibit 5.1 hereto)

         23.2     Consent of Coopers & Lybrand L.L.P.

         24.1 Power of Attorney (included with signature page of this registration statement)

----------------


(1) Filed on November 6, 1996 as the exhibit designated in parentheses to Amendment No. 1 to the Company's Registration Statement on Form S-1 (No. 333-12863), incorporated herein by reference.